                                                                   EXHIBIT 10.14


Consent to Assignment of Lease between Valle de Oro Bank, N.A., Alcott Estates and Bank of America National Trust and Savings Association dated June 12, 1985 and underlying lease between Pacific Coast Properties, Inc. and Bank of America National Trust and Savings Association dated November 9, 1960

                             CONSENT TO ASSIGNMENT

     THIS CONSENT TO ASSIGNMENT ("Consent Agreement") is dated as of the 22nd of June, 1985, with reference to that certain Assignment of Lease (the "Assignment") dated June 12, 1985 by and between Bank of America, National Trust & Savings Association, ("Tenant") and Valle de Oro Bank N.A. ("Assignee"), and is entered into by and between Alcott Estates, a California limited partnership, a successor in interest ("Landlord"), Tenant and Assignee, with reference to the following facts:

     (i) Landlord and Tenant are the parties to that certain lease (the "Lease") dated as of November 9th, 1960 as amended by a document entitled First Amendment to Lease dated August 15th, 1973 and further amended January 30, 1985 by a document entitled Addendum No. 1 to Lease, the initial term of which expires on Sept. 7, 1991.

     (ii) Tenant and Assignee wish to enter into the Assignment:

     (iii) The Lease provides, inter alia, that Tenant may not enter into any assignment without Landlord's prior written approval;

     (iv) Tenant and Assignee have herewith presented the Assignment to Landlord for Landlord's approval, upon all of the terms and conditions hereinafter appearing.

     NOW THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

     1. Landlord hereby consents to the Assignment and the terms and conditions thereof. The effective date of the consent shall be on or about August 1, 1985, subject to the satisfaction of the conditions set forth in Section 13 of the Assignment. This Consent Agreement shall not release Tenant from any existing or future duty, obligation or liability to Landlord pursuant to the Lease, nor shall this Consent Agreement change, modify, or amend the Lease in any manner, except insofar as it constitutes Landlord's consent to Assign and except as otherwise expressly provided in this Consent Agreement and in the Assignment.

     2. Landlord's duties, obligations or liabilities to Assignee shall be no greater than those possessed by Tenant under the Lease.

     Landlord shall not (i) be liable to Assignee for any act, omission or breach of this Assignment by Tenant, (ii) be subject to any offsets or defenses which Assignee might have against Tenant, or (iii) be bound by any rent or additional rent which Assignee might have paid in advance to Tenant.

     3. Landlord (i) agrees and represents that as of the date hereof there are no outstanding defaults of Tenant under the Lease, that the Lease is in full force and effect and that the lease as amended are the only agreements between Landlord and Tenant.

     4. Assignee hereby (a) acknowledges that it has read and has knowledge of all the terms, provisions, rules and regulations of the Lease and agrees not to do or omit to do anything which would cause Tenant to be in breach of this Lease and (b) assumes and agrees to pay and perform each covenant, agreement and obligation contained in the lease which shall not relieve Tenant of any of its obligations now existing or hereinafter arising under the Lease. Any such act or omission shall also constitute a breach of this Consent Agreement and shall entitle Landlord to recover any damage, loss, cost or expense which it thereby suffers, from Assignee, whether or not Landlord proceeds against Tenant.

     5. In the event of any litigation between or among the parties hereto with respect to the subject matter hereof, the unsuccessful party agrees to pay to the prevailing party all costs, expenses and reasonable attorney's fees incurred therein by the prevailing party, which may be included as a part of a judgment rendered therein.

     6. The parties hereto acknowledge that the Assignment and this Consent Agreement constitute the entire agreement between Tenant and Assignee with respect to the subject matter thereof insofar as Landlord may be concerned, and that no amendment, modification or change therein will be binding upon Landlord unless Landlord shall have given its prior written consent thereto and that any such purported amendment, modification or change made without such consent shall, at the option of Landlord, be deemed a default under the Lease.

     7. This Consent Agreement shall be binding upon and shall inure to the benefit of the parties' respective successors in interest and assigns, subject at all times, nevertheless, to all agreements and restrictions contained in the Lease, the Assignment, and herein, with respect to subleasing, assignment, or other transfer. The agreements contained herein constitute the entire understanding between the parties with respect to the subject matter hereof, and supersede all prior agreements except the Lease, which shall remain in full force and effect.

     8. Notice required or desired to be given hereunder or under the Lease shall be effective either upon personal delivery evidenced by a signed receipt or upon the date of actual receipt or refusal as shown on return receipt after deposit in the United States mail, by registered or certified mail, return receipt requested, or when delivered by the telegraph office if sent by telegraph, addressed to the Landlord at Suite 206; 6363 El Cajon Blvd.; San Diego, CA 92115, or to Tenant at Bank of America, Corporate Real Estate Division, Unit 4753, 1130 South Figueroa Street, Los Angeles, CA 90015, or Assignee at the address of the Premises with a copy mailed to Assignee at P.O. Box 1449; Campo at Kenwood; Spring Valley, CA 92077. Any party may change its address by giving notice in the manner hereinabove provided.

     9. Except to the extent of Landlord's obligations under the Lease as amended, Tenant and Assignee agree to indemnify and hold Landlord harmless from and against any loss, cost, expense, damage or liability, including reasonable attorneys' fees, incurred as a result of a claim by any person or entity (i) that it is entitled to a commission, finder's fee or like payment in connection with the Assignment or (ii) relating to or arising out of the Assignment or any related agreements or dealings.

     10. Tenant and Assignee agree to execute and deliver to Landlord any and all additional documents, instruments or agreements reasonably deemed necessary or appropriate by Landlord to carry out the purpose, terms and provisions hereof.

     11. Tenant, Assignee and Landlord do hereby respectively warrant and agree that neither it nor any of its agents or other parties has made any promises, agreements, warranties or representations which have induced either of the others to enter this transaction or otherwise, except as specifically set forth in this Consent.

     12. Landlord warrants and represents that there are no liens or encumbrances on the Premises which will affect Tenant's or Assignee's rights under the Lease so long as neither Tenant or Assignee are in default thereunder.

     13. This Consent Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute and be construed as one and the same document.

                              LANDLORD:
                              ALCOTT ESTATES,
                              a California limited partnership

                              By: PACIFIC VIEW CONSTRUCTION CO INC.,
                                  general partner

Dated:                        By:
      -----------------          -----------------------------------------------

                              Name                      Title
                                  ---------------------      -------------------

                              TENANT:

                              BANK OF AMERICA NATIONAL TRUST &
                              SAVINGS ASSOCIATION,
                              A National Banking Association

Dated: June 12, 1985          By: /s/ G.M. NESDALE
       ----------------           ----------------------------------------------

                              Name G.M. Nesdale         Title Vice President
                                   --------------------       ------------------

Dated: June 12, 1985          By: /s/ R.L. HATFIELD
       ----------------           ----------------------------------------------

                              Name R.L. HATFIELD        Title Vice President
                                   --------------------       ------------------

                              ASSIGNEE:

                              Valle de Oro Bank, N.A.


Dated:                        By:
       ----------------           ----------------------------------------------

                              Name William V. Ehlen
                                   ---------------------------------------------
                              Title President and Chief Executive Officer
                                    --------------------------------------------


Dated:                        By:
       ----------------           ----------------------------------------------

                              Name                      Title
                                   --------------------       ------------------
(0385S)

                                      -3-

                                                                     EXHIBIT "A"

A tract of land in that portion of Lot 29 of Block 8 of the subdivision of Tract "H" of Jamacha Rancho in the County of San Diego, State of California, according to the Map thereof No. 812 filed in the office of the County Recorder of San Diego County February 21, 1896, described as follows:

Beginning at the intersection of the southerly and westerly lines of said Lot 29, which is also a point on the centerline of Sweetwater Road, thence North 19 degrees 10' West along the centerline of Sweetwater Road 237.76 feet; thence North 70 degrees 50' East 91 feet to the true point of beginning; thence continuing North 70 degrees 50' East 84 feet; thence North 19 degrees 10' West 65 feet; thence South 70 degrees 50' West 84 feet; thence South 19 degrees 10' East 65 feet to the true point of beginning.

RECORDED AT THE REQUEST OF:            )
                                       )
                                       )
                                       )
                                       )
WHEN RECORDED MAIL TO:                 )           VITAL FILE
                                       )
                                       )
                                       )
                                       )
-------------------------------------------------------------------------------
                                            Space above for Recorder's use

                                SHORT FORM LEASE

     THIS LEASE, executed and delivered as of this 9th day of November, 1960 by and between PACIFIC COAST PROPERTIES, INC., a Delaware corporation, hereinafter referred to as Landlord/Lessor, and

     BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, hereinafter referred to as Tenant/Lessee,

                                  WITNESSETH:

     1. For valuable considerations, receipt of which is hereby acknowledged by the parties hereto, Landlord/Lessor does hereby lease to Tenant/Lessee and Tenant/Lessee does hereby lease from Landlord/Lessor that certain real property situated in the County of San Diego, State of California, and particularly described as Exhibit A attached hereto, and by this reference made a part hereof, for a term of approximately thirty (30) years, commencing on September 8, 1961, ending on September 30, 1991.

     2. This lease is made upon the terms and conditions of that certain lease between the parties hereto of even date herewith, which said long-form lease is hereby referred to, and

                                  EXHIBIT "A"

A tract of land in that portion of Lot 29 of Block 8 of the subdivision of Tract "H" of Jamacha Rancho in the County of San Diego, State of California, according to the Map thereof No. 812 filed in the office of the County Recorder of San Diego County February 21, 1896, described as follows:

Beginning at the intersection of the southerly and westerly lines of said Lot 29, which is also a point on the centerline of Sweetwater Road, thence North 19 degrees 10' west along the centerline of Sweetwater Road 237.76 feet; thence North 70 degrees 50' East 91.00 feet to the true point of beginning; thence continuing North 70 degrees 50' East 84.00 feet; thence North 19 degrees 10' West 65.00 feet; thence South 70 degrees 50' West 84.00 feet; thence South 19 degrees 10' East 65.00 feet to the true point of beginning.

    by this reference made a part hereof, for further particulars.

               IN WITNESS WHEREOF, the parties hereto have executed this lease as of the day and year first hereinabove written.

          PACIFIC COAST PROPERTIES, INC.     BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION

          By /s/ HARRY E. PIERSON            By /s/ M.T. BARKER
             __________________________         __________________________
                            President             Assistant Vice President


          By /s/ GEO. W. HENDERSON           By /s/ IRENE C. IVERSEN
             __________________________         __________________________
                            Secretary             Assistant Secretary


(SEAL)  LANDLORD/LESSOR

STATE OF CALIFORNIA      )
                         )SS
COUNTY OF LOS ANGELES    )


On June 1, 1966 before me, the undersigned, a Notary Public in and for said State, personally appeared M.T. Barker, known to me to be the Asst. Vice President, and, IRENE C. IVERSEN, known to me to be Assistant Secretary of the corporation that executed the within Instrument, known to me to be the persons who executed the within Instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.
WITNESS my hand and official seal.

Signature /s/ BARBARA J. BULLMAN
          _____________________________________________
                                     Barbara J. Bullman
                    My commission expires March _______
          _____________________________________________
                                Name (Typed or Printed)
                                                                  [SEAL]
                                                              (This area for
                                                         Official Notarial Seal)


STATE OF CALIFORNIA      )
                         )SS
COUNTY OF LOS ANGELES    )

On June 3, 1966 before me, the undersigned, a Notary Public in and for said State, personally appeared Harry E. Pierson, known to me to be the ____ President, and Geo. W. Henderson, known to me to be _________Secretary of the corporation that executed the within Instrument, known to me to be the persons who executed the within Instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within Instrument pursuant to its by-laws or a resolution of its board of directors.
WITNESS my hand and official seal.

Signature /s/ NORMA LEWIS
          _____________________________________________
                                           NORMA LEWIS
                    My commission expires May 21, 1969
          _____________________________________________
                                Name (Typed or Printed)


                                                                 [SEAL]
                                                             (This area for
                                                         Official Notarial Seal)

                        T A B L E  O F  C O N T E N T S

ARTICLE NO.                                                       PAGE
-----------                                                       ----
    1.      DEMISE..............................................    1

    2.      TERM................................................    1

    3.      RENTAL..............................................    2

    4.      CONSTRUCTION, REPAIR, MAINTENANCE AND
            RESTORATION.........................................    3

    5.      INDEMNIFICATION OF LAND.............................    5

    6.      OPTION TO EXPAND....................................    6

    7.      OPTION TO RENEW.....................................    7

    8.      TAXES AND ASSESSMENTS...............................    8

    9.      USE AND SURRENDER OF PREMISES.......................   11

   10.      DESTRUCTION OF PREMISES DOES NOT TERMINATE
            LEASE...............................................   13

   11.      DEFAULT.............................................   14

   12.      PARKING AND COMMON FACILITIES.......................   14

   13.      CONDEMNATION........................................   16

   14.      ASSIGNMENT OR SUBLEASE..............................   17A

   15.      NOTICE OF NON-RESPONSIBILITY........................   18

   16.      SUBORDINATION.......................................   18

   17.      OFFSET STATEMENT....................................   18

   18.      HOLDING-OVER BY TENANT..............................   19

   19.      NOTICES.............................................   19

   20.      LEASE COVERS ALL OBLIGATIONS........................   20

   21.      SUCCESSORS AND ASSIGNS..............................   20

                                   L E A S E

      THIS LEASE, made and entered into this 9th day of November, 1960, between PACIFIC COAST PROPERTIES, INC., a Delaware corporation, hereinafter referred to as Landlord, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, hereinafter referred to as Tenant.

                             W I T N E S S E T H :

                                   ARTICLE 1

                                     Demise
                                     ------

      WHEREAS, Landlord is the owner of that certain real property (hereinafter referred to as the "Shopping Center") situate in the County of San Diego, State of California, more particularly described in Exhibit "A" hereof, copy of which is attached hereto, incorporated herein and by this reference made a part hereof, and being graphically delineated on Exhibit "B" hereof, copy of which is attached hereto, incorporated herein and by this reference made a part hereof,

      NOW, THEREFORE, it is hereby mutually agreed by and between the parties as follows:

      Landlord, for and in consideration of the rents herein reserved and of the terms, covenants, conditions and agreements on the part of Tenant to be kept and performed, does hereby lease and demise unto Tenant and Tenant does hereby take and hire of and from Landlord, for the term and upon the terms, covenants and conditions hereinafter set forth, those certain premises (hereinafter referred to as the "demised premises") more particularly described in Exhibit "C" hereof, copy of which is attached hereto, and by this reference made a part hereof. The demised premises consists of land having dimensions of approximately 65 feet in frontage ?????? the provisions of Article 6 hereinafter set forth, are located in the Shopping Center approximately as designated and outlined in red on said Exhibit "B" hereof.

                                   ARTICLE 2

                                      Term
                                      ----

      The term of this Lease shall commence November 1, 1960 and, except as otherwise herein provided, shall expire thirty (30) years after the Rental Commencement Date, as the term "Rental Commencement Date" is hereinafter defined.

      In the event the said Rental Commencement Date shall be a date other than the first day of a calendar month, this Lease shall continue in full force and effect for a period of thirty (30) years from the first day of the calendar month next succeeding said Rental Commencement Date.

                                   ARTICLE 3

                                     Rental
                                     ------

      Section 1 -- Rental Commencement Date Defined: The term "Rental Commencement Date" as used in this Lease is hereby defined as that date upon which either of the following events shall first occur:

            (a) The date upon which Tenant actually commences to do business in, upon and from the demised premises; or

            (b) May 1, 1961.

      Section 2 -- Rental: Subject to the provisions of Article 6 hereof, Tenant hereby covenants and agrees to pay to Landlord as rental for the demised premises the sum of FIVE HUNDRED EIGHT and 33/100ths ($508.33) DOLLARS per month in advance on the first day of each and every calendar month commencing on the Rental Commencement Date and thereafter throughout the term of this Lease. In the event the Rental Commencement Date is other than the first day of a calendar month, the rental for such initial calendar month shall be prorated upon the basis which the number of days in such month during which rental is payable bears to the total number of days in such month.

      Section 3 -- Payment: All rental shall be paid to Landlord at 9744 Wilshire Boulevard, Suite No. 205, Beverly Hills, California, or at such other place within the continental limits of the United States as the Landlord shall from time to time designate by notice to the Tenant. All amounts payable under this Article 3, as well as all other amounts payable by the Tenant under the terms of this Lease, shall be paid in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment. In the event any rent or other amounts payable by the Tenant to the Landlord under the terms of this Lease shall be due and unpaid, the same shall bear interest until paid at the rate of five (5%) percent per annum.

                                   ARTICLE 4

               Construction, Repair, Maintenance and Restoration

     Section 1 - Title: The Tenant acknowledges that it has examined the demised premises and that no statement or representations as to the past, present or future condition or repair thereof have been made by or on behalf of the Landlord. The Tenant agrees to accept the demised premises in the condition in which the same may be upon the commencement of the term hereof. Landlord hereby represents and warrants that it has full title, right and power to execute and perform this Lease and to grant the estate demised to Tenant herein, and that Landlord holds said title free and clear of encumbrances except any taxes not delinquent, easements, rights of way, covenants, conditions, restrictions, reservations, deeds of trust and other instruments of record.

     Section 2 - Construction: The Tenant covenants and agrees that on or before November 1, 1961, it will commence the construction on the demised premises of a modern bank building of first-class design, and that it will proceed with all reasonable diligence and at its sole cost, expense and risk to complete the construction of such building in accordance with all applicable ordinances and laws. It is expressly understood and agreed that all improvements on the demised premises of whatsoever kind, excepting only Tenant's movable trade fixtures, equipment and furnishings, shall at all times be and remain the sole property of Landlord.

     Section 3 - Repair: The Tenant agrees that it will at its own cost and expense keep and maintain, or cause to be kept and maintained the demised premises and the buildings and improvements located thereon and all additions and improvements thereto, and each and every part thereof in first class, orderly, secure, safe, clean, and sanitary repair and condition, and will save and hold the Landlord free of and harmless from all expenses and liability or claim or liability, with respect thereto.

     Section 4 - Restoration: In the event any future building, buildings or other improvements on the demised premises shall be damaged or destroyed, whether partially or entirely, and whether by fire or any other cause whatsoever, then Tenant will repair, restore, and/or reconstruct the damaged or destroyed building or improvements at its own expense, free of liens, and in such a manner that the value thereof after such repair, restoration and/or reconstruction shall be no less than the value thereof immediately prior to such damage or destruction. The Tenant agrees that such work of repair, restoration and/or reconstruction shall be diligently prosecuted to the end that the demised premises shall be at all times in a sound condition and state of repair.

     Anything in this Article 4 to the contrary notwithstanding, in the event that said building or improvements are damaged or destroyed during the last five (5) years of the term of this Lease, and if said building cannot be restored by working under normal conditions within one hundred eighty (180) working days from the date of such damage or destruction, or in the event that said building or improvements, exclusive of foundations and basements, are damaged or destroyed during the last five (5) years of the term of this Lease in an amount equal to seventy-five (75%) percent or more of its then replacement cost, then, and in either of such events, Tenant shall have the option to pay Landlord an amount equal to the then full replacement cost of the building (which payment shall be made to the order of Landlord and/or any holder of a promissory note secured by a mortgage or deed of trust affecting the demised premises; as their respective interests may appear), and upon payment of said sum Tenant shall be relieved of its obligation to restore, repair, and/or reconstruct said building or improvements and this Lease shall thereupon terminate.

     In the event of any dispute between the Landlord and Tenant relative to the provisions of this paragraph, they each shall select an arbitrator, the two arbitrators so selected shall select a third arbitrator, and the three arbitrators shall hear and determine the controversy, and the decision of a majority of them thereon shall be binding and final upon both Landlord and Tenant who shall bear the cost of such arbitration in equal shares.

     It is expressly understood and agreed that Landlord shall not at any time or under any circumstances be required to build, demolish, construct, reconstruct, maintain or repair any building or buildings or other improvements upon the demised premises or any part thereof, nor to incur any expense, obligations or liability for any damage whatsoever on account thereof.

     Section 5 -- Mechanics Liens: The Tenant expressly covenants and agrees to promptly pay for any and all labor done or materials furnished for any work of demolition, construction, repair, maintenance, improvement, alteration, addition or any other matter pertaining to or in connection with the demised premises, and agrees to keep and hold the demised premises and the Landlord free, clear and harmless of and from any mechanics' liens or liens of a similar nature which might or could arise by reason of any such matter.

                                   ARTICLE 5

                           Indemnification of Landlord

     The Tenant further covenants and agrees with the Landlord that the Landlord shall not be liable for any injuries or damages to persons or property from any cause whatsoever by reason of the use, occupation, control or enjoyment of the demised premises by the Tenant or any other person at any time during the term of this Lease. Tenant hereby covenants and agrees to indemnify and save Landlord and the demised premises free, clear and harmless from all liability, loss, costs, charges, penalties, obligations, expenses, attorney's fees, litigation, judgments, damages, claims and demands of any kind whatsoever in connection with, arising out of or by reason of any violation of law, ordinance or regulation by Tenant, its agents, employees, servants, contractors, subtenants licensees or concessionaires, or by reason of any injury however occurring to any person or persons whomsoever (including Tenant, its agents, employees, contractors, subtenants, licensees or concessionaires), or property of any kind whatsoever and to whomsoever belonging (including Tenant, its agents, contractors, subtenants, licensees or concessionaires), from any cause or causes whatsoever, while in, upon, about or in any way connected with the demised promises or any part thereof during the term of this Lease or any extension or renewal hereof or any occupancy hereunder. The injuries or damages referred to in this Article 5 shall include, without limiting the generality of the preceding provisions of this Article 5, injuries or damages arising directly or indirectly out of my demolition, repairs, restoration, construction or reconstruction which the Tenant may make or cause to be made upon the demised promises or any part thereof, whether pursuant to the provisions of this Lease or otherwise.

                                   ARTICLE 6

                                Option To Expand

     Section 1 -- Optional Area: Anything herein contained to the contrary notwithstanding, it is understood and agreed that Tenant shall have the option during the term hereof to lease additional space (hereinafter referred to as the "Optional Area") adjacent to the rear of the original demised premises. Said Optional Area shall contain not more than 2,665 square feet and shall measure not more than 41 feet in depth. In no event shall the demised premises, as expanded by said Optional Area, exceed 65 feet in frontage from north to south, or 125 feet in depth from west to east.

     Section 2 -- Terms and Conditions: Except as otherwise herein provided, Tenant shall use and occupy said Optional Area only upon the same terms and conditions as are herein provided for the original demised premises. Subject to the provisions of this Article 6, said Optional Area shall, upon commencement of the term therefor as hereinafter provided, be deemed included in and part of the premises originally demised hereunder for all the purposes of this Lease, the same as if said Optional Area had been originally included hereunder.

     Section 3 -- Exercise of Option: Tenant may exercise the foregoing option to lease said Optional Area at any time during the term or any extension or renewal of the term of this Lease by giving written notice thereof to Landlord. Said written notice of exercise shall contain the true legal description and specify the dimensions of said Optional Area to be leased by Tenant. The term of the Lease for said Optional Area shall commence upon the date the Landlord receives written notice of Tenant's exercise of this option as provided for hereinabove, and shall expire or terminate concurrently with the expiration or termination of the term for the premises originally demised hereunder. As soon as reasonably possible after receipt by Landlord of Tenant's said notice of exercise, the parties shall execute a written memorandum confirming the incorporation of said Optional Area into the premises demised hereunder, and the description thereof, and executed copies of said memorandum shall thereupon be attached to this Lease, incorporated herein and by this reference made a part hereof.

     Section 4 -- Option Area Rental: Tenant hereby covenants and agrees to pay to Landlord as monthly rental for said Optional Area (hereinafter referred to as "Optional Area Rental"), in addition to the rental provided for in Article 3 hereinabove and in addition to all other sums payable on the part of Tenant hereunder, an amount equal to FIVE HUNDRED EIGHT AND 33/100ths ($508.33) DOLLARS multiplied by a fraction, the numerator of which shall be the total number of square feet contained in said Optional Area, and the denominator of which shall be FIVE THOUSAND FOUR HUNDRED SIXTY (5,460).

     The said Optional Area Rental shall be payable in advance on the first day of each and every calendar month throughout the term hereof commencing on the occurrence of either of the following events, whichever shall first occur:

          (a) The date upon which Tenant actually commences to do business in, upon and from the improvements constructed on said Optional Area; or

          (b) One hundred eighty (180) days after the date Landlord receives Tenant's said written notice of exercise of this option, as provided for hereinabove.

     In the event the date upon which said Optional Area Rental commences is a date other than the first day of a calendar month, the Optional Area Rental for such initial calendar month shall be prorated upon the basis which the number of days in such month during which said Optional Area Rental is payable bears to the total number of days in such month.

     Commencing with the first day of the calendar month next succeeding commencement of said Optional Area Rental as provided for hereinabove, the amount of said Optional Area Rental shall be added to, deemed a part of and paid concurrently with the rental provided for in Article 3 hereinabove.

                                   ARTICLE 7

                                Option to Renew

     Providing the Tenant is not in default under any of the terms, covenants and conditions hereof, it shall have two (2) consecutive options extending the term hereof for two (2) additional periods of ten (10) years each, and otherwise upon all the terms, covenants, and conditions of this Lease, which options must be exercised by the Tenant serving the Landlord with a written notice of its intention so to do not later than one (1) year prior to the expiration of the term or the first renewal of the term, respectively, of this Lease.

                                   ARTICLE 8

                             Taxes and Assessments

     Section 1: The Tenant shall pay as additional rent hereunder, before delinquency, all real estate and property taxes and assessments, water rates and water meter charges, gas, electricity and other utility rates, sewer rentals and sewer service charges, and all other charges (whether the same or different in kind from the foregoing) which during the term of this Lease are assessed or become liens upon or become chargeable against or payable in connection with or attributable to the demised premises or any part thereof, or any or all buildings and improvements at any time thereon, or the leasehold estate created by this Lease, or the reversionary estate, or both of such estates; provided, however, if any such tax, assessment, rate or charge may be paid in installments the Tenant may pay each such installment on or before the date upon which such installment may be paid without penalty or interest; and the Tenant shall exhibit to the Landlord for examination receipts for all such taxes, assessments, rates or charges within ninety (90) days after the last day upon which the same may be paid without penalty or interest.

     In the event the Tenant fails to pay such taxes, assessments, rates, or charges before delinquency, and if such default shall continue for a period of thirty (30) days after the Landlord shall have given to the Tenant notice in writing of the existence thereof, and if payment by the Landlord will not prejudice the Tenant's right to contest the amount or legality of the tax, assessment, rate or charge as provided elsewhere in this Article 8, then and in such event the Landlord may pay said taxes, assessments, rates or charges, as the case may be, together with all interest and penalties thereon or in connection therewith, and the amount so paid shall be deemed to be rent then due and payable by the Tenant to the Landlord.

     Anything herein contained to the contrary notwithstanding, the Landlord agrees that the Tenant shall have the right to contest the amount or legality of any taxes, assessments, rates and charges which it is obligated to pay and the right to make application for the reduction thereof or of any assessments upon which the same may be based, and the Landlord hereby grants to the Tenant the necessary power and authority to act therein in the name of the Landlord wherever the same is permitted or required by law, without, however, any cost, expense or liability to the Landlord. If the Tenant shall contest the amount or legality of any such taxes, assessments, rates or charges, or make application for the reduction thereof, or of any assessment upon which the same may be based, the time within which the Tenant shall be required to pay the same shall be extended until such contest or application shall have been finally determined, but the Tenant shall at all times fully protect the title and interest of the Landlord in the demised premises including all buildings and improvements by paying the same before delinquency and seeking a refund, or by depositing with the Landlord an amount sufficient to pay the same, with appropriate instructions so that the same may be used to pay any such liability when the same shall have been finally determined, or by furnishing to the Landlord a bond with the Tenant as principal and in form and with a surety satisfactory to the Landlord in an amount equal to not less than one hundred twenty (120%) per cent of the amount of the taxes, assessments, rates or charges so contested, which bond shall guarantee the payment thereof with interest and penalties thereon. The Tenant agrees that it will prosecute any such contest or application with due diligence and that it will within thirty
(30) days after final determination thereof pay the amount of any such taxes, assessments, rates or charges which may have been the subject of such contest or application as so determined, together with any interest and penalties, costs and charges which may be payable in connection therewith; provided, however, that if at any time payment of the whole or any part of the amount so contested shall be necessary in order to prevent a sale of the demised premises or any part thereof or interest therein because of the non-payment of such tax, assessment, rate or charge, then the Tenant shall pay the same in time to prevent such sale. In any case, upon the full payment of such taxes, assessments, rates or charges, together with any such interest, penalties, costs and charges, the deposit with the Landlord in respect thereof or the part thereof not applied to such payment, shall be returned or the bond exonerated, as the case may be.

     Nothing herein contained shall be construed to require the Tenant to pay any franchise, estate, inheritance, succession, capital levy, or transfer tax of the Landlord growing out of or connected with this Lease or the Landlord's reversionary interest in the demised premises, or any income, excess profits or revenue tax, or any other tax, assessment, rate or charge upon the rentals payable by the Tenant under this Lease, and if the Tenant shall be required by law to pay any such tax, assessment, rate or charge specified in this paragraph the Tenant shall have the right to deduct the amount thereof from subsequent installments of rent or additional rent due from the Tenant under the terms of this Lease.

     With respect to any assessment which may be levied against or upon the demised premises and which under the laws then in force may be evidenced by improvement or other bonds, or may be paid in annual installments, the Tenant, at its option, may cause such improvement bonds to be issued, or cause such assessments to be paid in such annual installments, and in such event the Tenant shall only be required to pay such installments as each thereof matures.

     Upon the expiration of the term of this Lease the Tenant shall be liable only for such proportion of the taxes, assessments, rates or charges which shall be payable with respect to the demised premises or any part thereof or the buildings and improvements therefrom or the leasehold estate or the reversionary estate, for the tax fiscal year in which this Lease expires as the part of said fiscal year during which this Lease is in effect shall bear to the whole of said fiscal year, and if the Tenant shall have paid more than such proportion, the Landlord shall refund the excess to the Tenant.

     All taxes for the tax fiscal year in which the term of this Lease shall commence shall be prorated as between the Landlord and Tenant as of the date of the commencement of the term hereof. The Landlord agrees to attempt to have a tax segregation made wherein the demised premises will be taxed separately.

In the event the demised premises are not separately assessed or if more than the demised premises are included in any such assessment, then the amount thereof shall be prorated and there shall be attributed to the demised premises and paid by Tenant only that portion of such tax or assessment which is equal to the proportion thereof which the number of square feet in the demised premises bears to the total number of square feet of building area included in such assessment.

                                   ARTICLE 9

                         Use and Surrender of Premises

          Section 1 - Use: The Tenant in the use, occupancy, control and enjoyment of the demised premises and in the prosecution or conduct of any business therein shall comply with all requirements of all laws, orders, ordinances, rules and regulations of the federal, state, county, municipal and other authorities, and which any direction or certificate of occupancy, pursuant to law, of any public officer or officers, which shall impose any duty upon Landlord or Tenant with respect to the demised premises or the use, occupancy, control or enjoyment thereof, or the conduct of any business therein, and shall not make or suffer any waste, or any improper or offensive use of said premises or any part thereof and subject to provisions of Article 13 hereof the Tenant agrees to use the demised premises only for the purpose of conducting therein a general banking business.

          The Tenant shall have the right, at its own cost and expense, to contest or review by legal proceedings the validity or legality of any such law, order, ordinance, rule, regulation, direction or certificate of occupancy, and during such contest the Tenant may refrain from complying therewith; provided, if requested to do so by the Landlord, the Tenant shall first furnish to the Landlord a bond in form and amount approved by the Landlord (which approval the Landlord agrees not unreasonably to withhold) guaranteeing to the Landlord compliance by the Tenant with such law, order, ordinance, rule or regulation, if required.

          The Tenant covenants and agrees that it will not use or permit to be used the demised premises, or any part thereof, for any dangerous, noxious or offensive trade or business or for any unlawful or immoral purpose whatsoever or for any purpose which will substantially deteriorate the value of the demised premises (ordinary wear and tear excepted) or impair the reputation or rental value thereof. The Tenant shall not cause or maintain any nuisance in, at or upon the demised premises. In the event that during the term of this Lease any order of abatement or any order or judgment preventing the use of the demised premises by the Tenant shall be made upon the ground that the demised premises or any part thereof constitute a nuisance or are used or have been used in violation of law, the Tenant covenants that it shall not be relieved thereby or by reason of its loss of the possession of the demised premises of any of its liabilities and obligations under this Lease. The Tenant shall keep the demised premises, the windows, sidewalks, front and rear entrances clean and neat, and not use the sidewalks for the sale or storage of merchandise, or location of vending machines or other use, except ingress and egress. The Tenant shall have the right to inscribe, paint, or affix any signs, advertisements or placards relating to its business on the exterior and/or roof of the building to be erected by the Tenant on the demised premises; provided, however, that such signs and advertisements are customary and usual signs relating to the Tenant's business, but the size, appearance and location of all roof signs must first be approved in writing by Landlord (which approval shall not be unreasonably withheld); and provided further, if the Tenant subleases all or any part of the demised premises (subject to the provisions of Article 14 hereof) then the Landlord shall have the right to approve any signs by such sublessee or assignee.

     Section 2 - Surrender: The Tenant, upon the expiration or sooner termination of this Lease for any reason whatsoever, shall surrender to the Landlord all buildings, ??????, improvements and building equipment in and upon the demised premises, together with all alterations and replacements thereof, in good order, condition and repair except for reasonable wear and use thereof. All alterations, additions, building equipment, and improvements (except trade fixtures and vault doors, furniture and equipment other than building equipment) which may be made or installed by either the Landlord or the Tenant upon the demised premises shall, except as otherwise herein provided, upon the making or installation thereof be and become a part of the demised premises and shall remain upon and be surrendered with the demised premises as a part thereof at the termination of this Lease.

     Trade fixtures, furniture and equipment (other than building equipment) which may be installed on the demised premises, shall not become a part of the demised premises and may be removed by the Tenant from the demised premises; provided, however, no trade fixtures, furniture or equipment shall be removed while Tenant is in default of any of its obligations under this Lease except with the prior written consent of the Landlord first had and obtained; and provided further, that the Tenant shall at all events, at its sole cost and expense, repair any and all damage to the demised premises resulting from or caused by the removal of any trade fixtures, furniture or equipment pursuant to the provisions of this Article 9.

     The term "building equipment" wherever used in this Lease shall include all equipment primarily used or useful in the operation of any building or buildings as such upon the demised premises as distinguished from equipment primarily used or useful in the operation of the business or businesses conducted with such building or buildings. Vault doors shall be deemed trade fixtures for the purposes hereof.

                                   ARTICLE 10

                Destruction of Premises Does Not Terminate Lease

     It is mutually covenanted and agreed that damage to or destruction of any portion of all of the buildings, structures, or improvements upon the demised premises by fire, the elements or any other cause whatsoever, whether with or without fault on the part of the Tenant, shall not terminate this Lease or entitle the Tenant to surrender the demised premises, except as hereinabove set forth in Article 4, or entitle the Tenant to any abatement of or reduction in rent or other charges payable by the Tenant hereunder, or otherwise affect the respective obligations of the parties hereto, any law to the contrary notwithstanding; and further, that if the use of the demised premises for any purpose should at any time during the term of this lease be prohibited by law or ordinance, or other governmental authority, or prevented by injunction or other local interference by any private person, firm or corporation, this Lease ?????

surrender the demised premises, or to any statement or reduction in rent or other charges payable by Tenant hereunder, or otherwise affect the respective obligations of the parties hereto.

                                   ARTICLE 11

                                    DEFAULT

     This Lease is made upon the condition that if default be made in the payment of the said rent and such default shall continue for more than twenty
(20) days after receipt of a written demand by Landlord to Tenant therefor, or if Tenant fails or neglects to perform any of the Tenant's obligations hereunder for a period of twenty (20) days after receipt of written demand by Landlord to Tenant for such performance (provided however, that if the default cannot be remedied by Tenant within twenty (20) days after receipt of said written demand, its obligation shall be satisfied if it commences to cure the particular default during said period and proceeds thereafter with reasonable diligence to complete the curing of same), or if Tenant shall abandon or vacate the demised premises, or if the estate hereby created shall be taken on execution, and such execution shall not be cancelled, satisfied or otherwise removed within thirty (20) days after notice by Landlord, or if the Tenant shall be adjudicated bankrupt or insolvent according to law, or if any assignment of its property shall be made for the benefit of creditors, then and in any of said events, Landlord or the legal representative of Landlord at its option within notice or demand, may lawfully declare said term ended, and re-enter said premises or any part thereof, either with or without process of law, and expel, remove and put out Tenant or any person or persons occupying said premises and may remove all personal property therefrom using such force as may be necessary to again repossess and enjoy said premises as before this demise, without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant or condition and without liability to any person for damages sustained by reason of such removal.

                                   ARTICLE 12

                         PARKING AND COMMON FACILITIES

     Landlord hereby grants to Tenant, during the term and any removal or extension of the term hereof only, for use by Tenant, its subtenants, licensees, business invitees, customers, agents, representatives and employees, for the purpose of ingress and egress to and from the Shopping Center and for parking and driving of automobiles, light vehicles of transportation and service trucks and vehicles serving the demised premises, a non-exclusive right in common with others over, across and upon, all of those certain areas within the Shopping Center (hereinafter collectively referred to as the "Common Facilities") not otherwise improved with store rooms and/or storeroom buildings, including, but not limited to parking areas, service areas, open means of ingress and egress, plants and planting therein, areas containing signs, pylons or structures advertising the common name given for the Shopping Center together with such signs, pylons or structures contained therein and all other areas or facilities within the Shopping Center intended for common usage, and all as more particularly set forth on Exhibit "B" hereof.

     The Common Facilities shall be subject to the exclusive management and control of Landlord, and Landlord shall have the right from time to time to establish, promulgate and enforce such reasonable rules and regulations concerning said Common Facilities as it may deem necessary or desirable for the proper and efficient management and operation thereof.

     Tenant shall pay to Landlord as additional rental hereunder Tenant's pro rata share of all expenses of said Common Facilities. Tenant's pro rata share of expenses of said Common Facilities shall be that portion of all such expenses which is equal to the proportion thereof which the number of square feet in the ground floor area of the demised premises bears to the total number of square feet of ground floor area leased in the entire Shopping Center.

     It is understood and agreed that the phrase "expenses of said Common Facilities" as used herein shall include, but not be limited to, all sums expended by Landlord concerning said Common Facilities for all general maintenance and repairs, surfacing, painting and restriping, cleaning, sweeping and janitorial services, directional signs and other markers, lighting and other utilities, landscaping and ornamental planting, reasonable depreciation allowances on maintenance, equipment and other expense items, real and personal property taxes and assessments, adequate public liability insurance (under which Tenant shall be named as an additional assured) and all other things necessary to keep and maintain said Common Facilities in a state of good and sanitary order, condition and repair.

     Landlord shall keep and maintain accurate and detailed records of all expenses of said Common facilities and the same shall upon demand be made available at reasonable times at the offices of Landlord for inspection by Tenant.

                                   ARTICLE 13

                                  Condemnation

     If all of the demised premises, or such part thereof be taken or condemned under the power of eminent domain so that there does not remain a portion thereof reasonably susceptible for Tenant's use and occupancy hereunder, this Lease may be terminated by Tenant upon written notice to Landlord within fifteen (15) days after the date title shall vest in the condemnor.

     If any part of the demised premises shall be so taken or condemned and the remaining portion thereof can reasonably be used by Tenant hereunder, this Lease shall, only as to the part so taken, terminate as of the date title shall vest in the condemnor, and the rent payable hereunder shall thereafter be adjusted so that Tenant shall be required to pay for the remainder of the term only such portion of such rent as the fair market value of the portion remaining after condemnation bears to the fair market value of the entire demised premises prior to the date of condemnation. Said fair market value shall be determined by a consensus of at least two (2) of three (3) appraisers appointed for the purpose of making such determination, as follows: one such appraiser to be appointed by Landlord; one to be appointed by Tenant; and the third to be appointed jointly by the other two.

     If any portion of the common facilities in the shopping center shall be taken for a public or quasi-public purpose under the power of eminent domain and such taking deprives Tenant, its sub-tenants, licensees, concessionaires, business invitees, customers, suppliers, agents, representatives or employees of reasonable ingress and egress to and from the shopping center and/or the demised premises, or if such taking reduces the area of the customer vehicle parking portions of the common facilities by an amount in excess of twenty-five (25%) per cent thereof, then and in either such event Tenant shall have the right, within thirty (30) days after the date of such actual taking, to cancel and terminate this Lease by giving Landlord at least thirty (30) days written notice of its election so to do; provided, however, Tenant shall have no such right to cancel or terminate this Lease if Landlord takes immediate steps to restore reasonable means of ingress and egress and/or to restore the customer vehicle parking portions of the common facilities to not less than seventy-five (75%) percent of their area immediately prior to such taking by substituting therefor other lands within the shopping center and/or reasonably adjacent thereto, and cause such restoration within a reasonable period thereafter. In the event Tenant shall elect to remain in possession, or if this Lease be not otherwise terminated in accordance with the provisions of this paragraph, there shall be no reduction, change or abatement of any rental or other charge whatsoever payable on the part of Tenant to Landlord hereunder, and this Lease shall continue in all respects in full force and effect.

     All damages awarded or other sums paid on account of any condemnation or taking under the power of eminent domain of the demised premises or any portion or portions thereof shall, except as otherwise herein provided, belong to and be the sole property of Landlord, whether such damages or other sums are awarded as compensation for diminution in value of the leasehold or for the fee or the demised premises or the improvements hereon or otherwise, and in no event shall Tenant have any claim whatsoever against Landlord for diminution in value of the leasehold or for the value of my unexpired term of this Lease, Tenant hereby expressly waiving any such right or claim; provided, however, Tenant shall be entitled to receive all awards, if any, made for or on account of any cost, loss or damage sustained by Tenant for the taking of Tenant's fixtures or as the result of any alterations, modifications or repairs which may be reasonably required of Tenant in order to restore the portion of the demised premises not so condemned to a condition suitable for Tenant's further occupancy. Anything to the contrary notwithstanding contained in this Lease, Tenant shall be entitled to receive that portion of any awards made for improvements to the desired premises which is determined by taking the percentage thereof which the then unexpired term of the Lease, including the option to extend, bears to the total term of the Lease.

      A voluntary sale by Landlord to any public or quasi-public body, agency or person, corporate or otherwise, having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking under the power of eminent domain for the purposes of this Article 13.

      In the event this Lease is cancelled or terminated pursuant to any of the provisions of this Article 13, all rentals and other charges payable on the part of Tenant to Landlord hereunder shall be paid up to the date upon which actual physical possession shall be taken by the condemnor, and the parties shall thereupon be released from all further liability hereunder.

                                   ARTICLE 14

                             ASSIGNMENT OR SUBLEASE
                             ----------------------

      Tenant shall not have the right to sublet the demised premises, or any part thereof, or to assign this Lease without the written consent of Landlord being first had and obtained.

      All subleases made by the Tenant with the approval of Landlord as hereinabove provided shall contain the same provisions as are contained in this Lease as to restriction on the use of the demised premises. Should any subtenant engage in any unlawful business or use the premises in a manner forbidden by this Lease, the Tenant shall promptly dispossess such subtenant, but if the sublease contains the provisions required hereby the Tenant shall not be deemed in default for delay involved in legal proceedings being taken and had against the subtenant with all due diligence and dispatch, provided, however, the Tenant shall in no event be excused from any of its obligations to indemnify and hold harmless the Landlord and/or the demised premises.

                                   ARTICLE 15

                          NOTICE OF NON-RESPONSIBILITY
                          ----------------------------

      The Landlord or its agent shall at all reasonable times and from time to time have the right to post and to keep posted on the demised premises notices provided for by Section 1183.1 of the Code of Civil Procedure of the State of California or by any other law of said State, or which the Landlord may deem to be for the protection of the Landlord and/or the demised premises from mechanics' liens or other liens of a similar nature.

                                   ARTICLE 16

                                 SUBORDINATION
                                 -------------

      Tenant agrees upon request of Landlord to subordinate its rights hereunder to the lien of any mortgage, deed of trust or other encumbrance, together with any conditions, renewals, extensions or replacements thereof, now or hereafter placed, charged or enforced against the demised premises, or any land, buildings or improvements included therein or of which the demised premises are a part, or any portion or portions thereof. In connection with the foregoing, Tenant further agrees to execute at any time and from time to time such documents as may be required to effectuate such subordination of its rights hereunder; provided, however, Tenant shall not be required to effectuate such subordination unless it shall be expressly provided that so long as Tenant is not in default of any of the terms, covenants or conditions of this Lease, neither this Lease nor any of the rights of Tenant hereunder shall be terminated or subject to termination by any trustee's sale or by any action or proceeding in foreclosure.

                                   ARTICLE 17

                                OFFSET STATEMENT
                                ----------------

      Tenant agrees during the term of this Lease and any extension or renewal thereof, within ten (10) days after request therefor by Landlord, to deliver in recordable form a certificate to any proposed mortgage or purchaser, or to Landlord, certifying that this Lease is in full force and effect and that there are no defenses or offsets thereto, or stating those claimed by Tenant.

                                   ARTICLE 18

                             Holding-over by Tenant

     If the Tenant holds over or remains in the possession or occupancy of the demised premises after the expiration of the term of this Lease, or after any sooner termination thereof, with the consent of the Landlord expressed or implied, without any written Lease of the demised premises being actually made and entered into between the Tenant and Landlord, such holding-over or continued possession or occupancy, shall create only a tenancy from month to month at the last monthly rental and upon the terms (other than the length of term or option to renew) herein specified; and such month to month tenancy may be terminated at any time by either the Landlord or the Tenant's upon giving to the other, thirty (30) days' notice of intention to terminate the same. The Tenant agrees to deliver to the Landlord on the expiration of this Lease, or any sooner termination thereof, a good and sufficient quitclaim deed covering the demised premises together with the improvements thereon and appertinances thereto.


                                   ARTICLE 19

                                    Notices


     Any notices or demands which shall be required or permitted by law or any provisions of this Lease shall be in writing; and if the same is to be served upon the Landlord, may be personally delivered to Landlord or may be deposited in the United States mail, certified, return receipt requested, postage prepaid, addressed to the Landlord at 9744 Wilshire Boulevard, Suite No. 203, Beverly Hills, California, or at such other address as Landlord may designate in writing.

     If such notice or demands are to be served upon Tenant, said notices or demands shall be in writing and may be personally delivered to Tenant or may be deposited in the United States mail, certified, return receipt requested, postage prepaid, addressed to the Tenant c/o Continental Service Company, 1335 South Grand Avenue, Los Angeles 15, California, or such other address as
Tenant may designate in writing.

        In case of service by mail, service shall be deemed completed upon deposit thereof in the United States mail in accordance with the foregoing provisions of this Article 19.

                                   ARTICLE 20

                          Lease Covers All Obligations

        The Landlord has made no representation or promises with respect to the demised premises except as specifically contained herein. This Lease covers in full each and every obligation of every kind or nature whatsoever from either party to the other concerning the demised premises, and shall not be varied, modified or amended other than by an agreement in writing executed by Landlord and Tenant.

                                   ARTICLE 21

                             Successors and Assigns

        Subject to the provisions of Article 14 hereof, each and all of the provisions and agreements herein contained shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

        The Language and all parts of this Lease shall in all cases be construed as a whole and according to its fair meaning, and not strictly for nor against either the Landlord or the Tenant,

        IN WITNESS WHEREOF, the Landlord and Tenant have executed and delivered this Lease the day and year first above written.


                                              PACIFIC COAST PROPERTIES, INC.

                                              By Harvey Illegible
                                                 -------------------------------

                                              By Illegible
                                                 -------------------------------
                                                                        Landlord

                                              BANK OF AMERICA NATIONAL TRUST AND
                                              SAVINGS ASSOCIATION

                                              By Illegible
                                                 -------------------------------

                                              By Irene C. Iversen
                                                 -------------------------------
                                                 Assistant Secretary
                                                                          Tenant

                                  EXHIBIT "A"

               LEGAL DESCRIPTION OF SPRING VALLEY SHOPPING CENTER

        That portion of Lots 20, 21, 28 and 29 in Block 8 of the Subdivision of Tract "N" of Jomocha Rancho in the County of San Diego, State of California, according to the Map thereof No. 812 filed in the Office of the Recorder of San Diego County February 21, 1896, together with a portion of the unnamed Street lying between said Lots 28 and 29 and 20 and 21 as vacated and closed to public use on December 22, 1941, by Resolution of the Board of Supervisors of said San Diego County, a certified copy of which was recorded December 27, 1941, in Block 1297, Page 54, Official Records described as follows:

Commencing at a point on the Northerly line of Lot 27 in said Block 8 distant thereon South 89 degrees 13' 40" West 200.00 feet from the Northeast corner thereof, said point being the Northwest corner of land conveyed to Jack Tarentino et al by Deed dated March 14, 1950, and recorded in Book 3618, Page 392 Official Records; thence along the boundary of said land, South 0 degrees 33' 45" West 890.09 feet (record South 1 degree 25' West 890.00 feet more or less) and North 89 degrees 40' 24" East 200.00 feet (record South 89 degrees 29' East 200.00 feet more or less) to the Easterly line of said Lot 27; thence South 0 degrees 33' 45" West along said Easterly line 30.00 feet to the Northwest corner of said Lot 21; thence North 89 degrees 40' 24" East along the Northerly line of said Lot a distance of 282.18 feet; thence South 0 degrees 19' 36" East
183.00 feet; thence South 89 degrees 40' 24" West 60 feet to the true point of beginning, being the point of beginning of a non tangent 25.00 foot radius curve concave Southeasterly the center of which bears South 89 degrees 40' 24" West from said point; thence Northwesterly along the arc of said curve through a central angle of 90 degrees 00' a distance of 39.27 feet; thence tangent to said curve, South 89 degrees 40' 24" West 875.43 feet to the beginning of a tangent
270.00 foot radius curve concave Southerly; thence Westerly along said curve through a central angle of 18 degrees 50' 24" a distance of 88.78 feet; thence tangent to said curve South 70 degrees 50' West 205.00 feet to the beginning of a 25.00 foot radius curve concave Southeasterly; thence Southerly along said curve through a central angle of 90 degrees, a distance of 39.27 ft; thence on a radial line of said curve South 70 degrees 50' West, 35.00 feet to the Westerly line of said Lot 28; thence along said Westerly line and along the Southerly prolongation of said Westerly line and along the Westerly line of said Lot 29; South 19 degrees 10' ast 1036.89 feet to the Southwest corner of said Lot 29; thence South 89 degrees 45' 20" East along the Southerly line of said Lot, a distance of 142. 24 feet to a point on the center line of the County Road as shown on the Map of Road Survey NO. 1343 on file in the office of the Surveyor of said San Diego County; thence along said cener line North 70 degrees 50' East
30.74 feet to the beginning of a tangent 955.00 feet radius curve concave Northwesterly; thence Northeasterly along said curve through a central angle of 24 degrees 53' 31" a distance of 414.90 feet; thence tangent to said curve, North 45 degrees 56' 29" East 198.24 feet to the beginning of a tangent 955.00 foot radius curve concave Southeasterly thence Northeasterly along said curve through a central angle of 18 degrees 11' 58" a distance of 303.35 feet; thence leaving said center line, North 25 degrees 51' 33" West 50.00 feet to

                              EXHIBIT "A" - PAGE 1
the point of beginning of a non-tangent 25.00 feet radius curve concave Northwesterly, the center of which bears North 25 degrees 51' 33" West from said point; thence Northerly along the arc of said curve through a central angle of 73 degrees 02' 55" a distance of 31.87 feet to the beginning of a reverse curve concave Easterly having a radius of 1030.00 feet; thence Northerly along said curve through a central angle of 8 degrees 34' 52" a distance of 154.26 feet; thence tangent to said curve, North 0 degrees 19' 36" West 323.20 feet to the true point of beginning.






                              EXHIBIT "A" - PAGE 2

                                  EXHIBIT "C"


A tract of land in that portion of Lot 29 of Block 8 of the subdivision of Tract "H" of Jamacha Rancho in the County of San Diego, State of California, according to the Map thereof No. 812 filed in the office of the County Recorder of San Diego County February 21, 1896, described as follows:

Beginning at the intersection of the southerly and westerly lines of said Lot 29, which is also a point on the centerline of Sweetwater Road, thence North 19 degrees 10' West along the centerline of Sweetwater Road 237.76 feet; thence North 70 degrees 50 East 91.00 feet to the true point of beginning; thence continuing North 70 degrees 50 East 84.00 feet; thence North 19 degrees 10 West
65.00 feet; thence South 70 degrees 50 West 84.00 feet; thence South 19 degrees 10 East 65.00 feet to the true point of beginning.

STATE OF CALIFORNIA  )
                     ) ss
COUNTY OF LOS ANGELES)

     On this 3rd day of December, 1960, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Harry E. Pierson, known to me to be the President and David B. Sherwood, known to me to be the Secretary of the PACIFIC COAST PROPERTIES, INC., the Corporation that executed the within Instrument, known to me to be the persons who executed the within Instrument on behalf of said Corporation, and acknowledged to me that such Corporation executed the same, pursuant to a Resolution of its Board of Directors.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this Certificate first above written.

                                        /s/ M. BETH KILLAM
                                        ----------------------------------------
                                        Notary Public in and for said County and
                                        State

STATE OF CALIFORNIA  )
                     ) ss
COUNTY OF LOS ANGELES)

     On this 27th day of December, 1960, before me, the undersigned, a Notary Public in and for said County and State, personally appeared J. P. Murray, known to me to be the Assistant Vice President and Irene C. Iverson, known to me to be the Assistant Secretary of the BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, the Corporation that executed the within Instrument, known to me to be the persons who execute the within instruments on behalf of said Corporation, and acknowledged to me that such Corporation executed the terms, pursuant to a Resolution of its Board of Directors.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this Certificate first above written.


                                        /s/ MARJORIE L. BERNING
                                        ----------------------------------------
                                        Notary Public in and for said County and
                                        State

                                  EXHIBIT "B"
                                                                      VITAL FILE
                            FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO LEASE, made and entered into as of this 15th day of August, 1973, by and between ALCOTT ESTATES, a limited partnership, as Landlord, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as Tenant,

                              W I T N E S S E T H:

     WHEREAS, Landlord and Tenant are the parties to that certain Lease dated November 9, 1960 (the "Lease"), Landlord having acquired its interest from United California Bank, as Trustee of Trust No. 1-41-155-0, that in turn acquired its interest from Pacific Coast Properties, a Delaware Corporation, wherein and whereby that certain real property situated in Spring Valley, County of San Diego, State of California, more particularly described in the Lease, was leased to Tenant; and

     WHEREAS, Tenant exercised its Option to Lease the "Optional Area" as set forth in the Lease by letter dated October 10, 1972, which letter was received by Landlord on October 13, 1972, and in addition thereto, Tenant desires to lease more area than is described as the Optional Area in the Lease (said additional area, together with the Optional Area being collectively referred to herein as the "Expansion Area"); and

     WHEREAS, it is the mutual desire and intention of the parties hereto to amend the Lease to add the Expansion Area to the demised premises, to modify certain of the Lease provisions in the light of such addition and to effect certain other Lease amendments, all in the manner and to the extent more particularly hereinafter set forth,

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby amend the Lease as follows, effective as of the date hereof:

     1. The effective date of the addition of the Expansion Area to the demised premises under the Lease is August 15, 1973. From and after said effective date Tenant acknowledges that all of Tenant's obligations under the Lease, except for the commencement of payment of the Expansion Area Rental, apply to the Expansion Area without exception.

     2. Tenant agrees to pay Expansion Area Rental in the amount of $729.91 per month commencing on the date hereof. Said Expansion Area Rental shall be in addition to all rental or other sums due under the Lease from Tenant.

     3. There parties hereto agree that the demised premises, including the Expansion Area, measure 100 feet in frontage from north to south, and 133 feet in depth from west to east. The final sentence of Section 1, Article 6 of the Lease is hereby deleted.

     4. Tenant expressly covenants and agrees that the work of constructing improvements, including a drive-up teller window, on the Expansion Area shall be done and completed at Tenant's sole cost and expense and in full and complete compliance with the Lease and all local, county, state or federal laws, codes or ordinances, as each may apply to said work. Tenant further expressly covenants and agrees that all improvements constructed on the Expansion Area, excepting only Tenant's moveable trade fixtures, equipment and furnishings, shall at all times be and remain the sole property of Landlord.

     5. Tenant agrees to provide Landlord with two sets of complete plans and specifications for the work to be constructed on the Expansion Area, for Landlord's approval prior to commencement of the work. Landlord shall approve or disapprove said plans and specifications within ten (10) days after receipt thereof from Tenant. If Landlord shall not have dissapproved said plans and specifications within the stated ten (10) days time period, they shall be deemed approved.

     6. Exhibit "A" (Legal description of Spring Valley Shopping Center) attached to the Lease is hereby deleted therefrom, and Exhibit "A" (Revised Legal Description of Spring Valley Shopping Center) is hereby substituted therefor.

     7. Exhibit "B" (Plot plan of Spring Valley Shopping Center) attached to the Lease is hereby deleted therefrom, and Exhibit "B" (Revised plot plan of Spring Valley Shopping Center) attached hereto is hereby substituted therefor.

     8. Exhibit "C" (Legal description of the demised premises) attached to the Lease is hereby deleted therefrom, and Exhibit "C" (Legal description of the demised premises including the Expansion Area) attached hereto is hereby substituted therefor.

     9. Except as expressly amended hereby, the Lease and all the provisions thereof are and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Lease to be executed and delivered by their proper officers respectively thereunto duly authorized on the date first above written.

                         LANDLORD: ALCOTT ESTATES, a limited partnership

                                   By PACIFIC VIEW CONSTRUCTION CO., INC.
                                      General Partner

                                   By: /s/ [SIG]
                                       -----------------------------------------

                                   By: President
                                       -----------------------------------------

                         TENANT:   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION

                                   By: /s/ [SIG]
                                       -----------------------------------------
                                                            Asst. Vice President
                                   By: /s/ [SIG]
                                       -----------------------------------------
                                                                 Asst. Secretary

                                  EXHIBIT "A"

            That portion of Lots 20, 21, 28 and 29 in Block 8 of the Subdivision of Tract "H" of Jamacha Rancho in the County of San Diego, State of California, according to Map thereof No. 812, filed in the office of the County Recorder of San Diego County, February 21, 1896, TOGETHER WITH a portion of the unnamed street lying between said Lots 28 and 29 and 20 and 21 as vacated and closed to public use on December 22, 1941 by Resolution of the Board of Supervisors of said San Diego County, a certified copy of which was recorded December 27, 1941 in Book 1297, page 54 of Official Records, described as follows:

            Commencing at a point on the Northerly line of Lot 27 in said Block
            8 distant thereon South 89 degrees 13'40" West 200.00 feet from the
            Northeast corner thereof, said point being the Northwest corner of land conveyed to Jack Tarantino, et al, by Deed dated March 14, 1950 and recorded in Book 3618, page 392 of Official Records; thence along the boundary of said land, South 00 degrees 33'45" West 890.09 feet (record-South 01 degrees 25'00" West 890.00 feet, more or less)
            and North 89 degrees 40'24" East 200.00 feet (record-South 89 degrees 29'00" East 200.00 feet more or less) to the Easterly line of said Lot 27; thence South 00 degrees 33'45" West along said
            Easterly line 30.00 feet to the Northwest corner of said Lot 21;
            thence North 89 degrees 40'24" East along the Northerly line of said lot a distance of 282.18 feet; thence South 00 degrees 19'36" East
            183.00 feet; thence South 89 degrees 40'24" West 60.00 feet to the
            TRUE POINT OF BEGINNING, being the Point of Beginning of a non-tangent 25.00 foot radius curve, concave Southwesterly, a radial line of said curve bears North 89 degrees 40'24" East to said point;
            thence Northwesterly along the arc of said curve through a central angle of 90 degrees 00'00" a distance of 39.27 feet; thence tangent to said curve, South 89 degrees 40'24" West 875.43 feet to the beginning of a tangent 270.00 foot radius curve concave Southerly;
            thence Westerly along said curve through a central angle of 18 degrees 50'24" a distance of 88.78 feet; thence tangent to said curve South 70 degrees 50'00" West 205.00 feet to the beginning of a
            25.00 foot radius curve concave Southeasterly; thence Southerly along said curve through a central angle of 90 degrees 00'00", a distance of 39.27 feet; thence along the prolongation of a radial line of said curve South 70 degrees 50'00" West 35.00 feet to the
            Westerly line of said Lot 28; thence along said Westerly line and along the Southerly prolongation of said Westerly line and along the
            Westerly line of said Lot 29, South 19 degrees 10'00" East 1036.09 feet to the Southwest corner of said Lot 29; thence South 89 degrees
            45'20" East along the Southerly line of said lot, a distance of
            142.24 feet to a point on the center line of the County Road as shown on the Map of Road Survey No. 1343 on file in the office of the Surveyor of said San Diego County; thence along said center line, North 70 degrees 50'00" East 30.74 feet to the beginning of a tangent 955.00 foot radius curve concave Northwesterly; thence
            Northeasterly along said curve through a central angle of 24 degrees
            53'31" a distance of 414.90 feet; thence tangent to said curve,
            North 45 degrees 56'29" East 198.24 feet to the beginning of a tangent 955.00 foot radius curve concave Southeasterly; thence
            Northeasterly along said curve through a central angle of 18 degrees
            11'58" a distance of 303.35 feet; thence leaving said center line,
            North 25 degrees 51'33" West 50.00 feet to the Point of Beginning of a non-tangent 25.00 foot radius curve concave Northwesterly, a radial line of said curve bears South 25 degrees 51'33" East to said point; thence Northerly along the arc of said curve through a
H-507821    central angle of 73 degrees 02'55", a
distance of 31.87 feet to the beginning of a reverse curve concave Easterly having a radius of 1030.00 feet; thence Northerly along said curve through a central angle of 08 degrees 34'52" a distance of 154.26 feet; thence tangent to said curve, North 00 degrees 19'36" West 323.20 feet to the TRUE POINT OF BEGINNING.

EXCEPTING therefrom that portion described as follows:

Commencing at the Southeasterly corner of Spring Valley Estates Unit No. 1, according to Map thereof No. 3947, filed in the office of the County Recorder of San Diego County, August 20, 1958' thence along the boundary of said Map No. 3947, South 89 degrees 40'24" West, 60.00 feet to an angle point therein and the TRUE POINT OF BEGINNING; thence continuing along the boundary of said Map No. 3947 as follows: Northwesterly and Westerly along the arc of a 25.00 foot radius curve, concave Southwesterly through a central angle of 90 degrees 00'00" a distance of 39.27 feet; and South 89 degrees 40'24" West, 230.15 feet; thence leaving said boundary South 05 degrees 06'17" West, 102.60 feet; thence South 19 degrees 06'05" East, 144.08 feet; thence South 19 degrees 08'49" East,
65.29 feet; thence South 19 degrees 09'02" East, 195.55 feet to a point on the arc of a 1105.00 foot radius curve, concave Southeasterly, a radial line of said curve bears North 31 degrees 04'59" West to said point, and being also a point on the Northwesterly line of land described under Exhibit 1 in that certain instrument recorded October 21, 1965 as File No. 191876 (known as Al's Car Wash); thence along the Northwesterly line of said land, Northeasterly along the arc of said curve through a central angle of 01 degrees 28'53" a distance of 28.57 feet to the West line of land described in that certain Memorandum of Lease between Pacific Coast Properties, Inc. (Lessor) and Shell Oil Company (Lessee), recorded September 4, 1962 as File No. 152758; thence along the boundary of said Shell Lease land as follows: North 87.33 feet to the Northwest corner of said land; and East 109.73 feet to the Westerly line of Spring Valley Estates Unit No. 2, according to Map thereof No. 3981, filed in the office of the County Recorder of San Diego County, October 7, 1958 being a point on the arc of a 1030.00 foot radius curve, a radial line of said curve bears South 87 degrees 39'22" West to said point; thence along the Westerly boundary of said Map No. 3981 as follows: Northerly along the arc of said curve through a central angle of 02 degrees 01'02" a distance of 36.26 feet; and North 00 degrees 19'36" West, 323.20 feet to the TRUE POINT OF BEGINNING.

TYPED
7-13-73
H-507821

                      [SPRING VALLEY SHOPPING CENTER MAP]




































                                  EXHIBIT "B"

                       RE-REVISED LEGAL DESCRIPTION (Net)

                                BANK OF AMERICA

                                    Parcel 7

All that portion of Lot 29 in Block 8 of Subdivision of Tract "H" of JAMACHA RANCHO, in the County of San Diego, State of California, according to Map thereof No. 812, filed in the Office of the Recorder of said County, February 21, 1896, described as follows:

Beginning at the intersection of the Southerly and Westerly lines of said Lot 29, being a point on the center line of Sweetwater Road, Road Survey No. 609, said point being also illustrated on Map No. 3947 of Spring Valley Estates Unit No. 1 filed in the Office of the Recorder of San Diego County;

Thence, North 19 degrees 10'00" West along said center line of Sweetwater Road
237.76 feet;

Thence, North 70 degrees 50'00" East 83.02 feet to the TRUE POINT OF BEGINNING;

Thence, North 70 degrees 51'15" East 133.00 feet;

Thence, North 19 degrees 10'00" West 100.00 feet;

Thence, South 70 degrees 51'15" West 133.00 feet;

Thence, South 19 degrees 10'00" East 100.00 feet to the true point of beginning.








                                  EXHIBIT "C"

                                  EXHIBIT "C"


ADDENDUM NO. 1 TO LEASE DATED NOVEMBER 9, 1960, BETWEEN PACIFIC COAST PROPERTIES INC. AND ASSIGNED TO ALCOTT ESTATES, A LIMITED PARTNERSHIP, AS LANDLORD AND BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, A NATIONAL BANKING ASSOCIATION, AS TENANT, AGREE TO THE FOLLOWING EFFECTIVE JANUARY 1, 1985:

1. Common area and Tenant's Contribution (Page 14 Art. 12) and Real Property Taxes (Page 8 Art. 8 Section 1) will be determined as follows:

     Each lease or calendar year, the sum of all of the above items average for the previous twelve (12) months, plus ten percent (10%) rounded of to an even dollar amount shall be paid during the next twelve months in equal monthly installments as additional rent, together with Tenant's Guaranteed Minimum Monthly Rental. Also at the end of each lease or calendar year, the items referred to above for the previous twelve (12) months (common area, taxes etc.), will be recapped and adjusted for the next twelve (12) months and any under-payment or over-payment will be adjusted through PAYMENT or CREDIT by Tenant or Landlord within ten (10) days after a recap of all charges is sent to Tenant. The present fixed averaged monthly payment for the balance of the current lease or calendar year is $940.00.




Dated: 1-10-85                              Date: 1-30-85
       ______________                       ______________

LANDLORD:                                   TENANT:

ALCOTT ESTATES, A Limited Partnership       BANK OF AMERICA NT & SA,
By: PACIFIC VIEW CONSTRUCTION CO., INC.     a banking association
    General Partner


By: /s/ J.M. HOUCH                By: /s/ SANDRA RODRIGUES
                                     ________________________
   ______________________                 Asst. Vice President
       OR     J.M. Houch
           Vice President         By: [SIG]
                                      ________________________
                                                Vice President

                                  By:
                                      ________________________

                                  By:
                                      ________________________